Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell K. Dauerman, Chief Financial Officer of The Ultimate Software Group, Inc., hereby certify to the best of my knowledge and belief that this Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Annual Report on Form 10-K fairly represents, in all material respects, the financial condition and results of operations of The Ultimate Software Group, Inc.

/s/ Mitchell K. Dauerman
Mitchell K. Dauerman
Chief Financial Officer

(Principal Financial and Accounting Officer)

Date:           February 29, 2012

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